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                                                                EXHIBIT NO. 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Form S-8 Registration Statements No. 333-08609, 333-115054 and 333-117791 and the Form S-3
Registration Statement Number 333-115975, of Greene County Bancshares, Inc. of our report dated January 16, 2004 on the consolidated financial statements of Greene County Bancshares, Inc. as of December 31, 2003 and the years ended December 31, 2003 and 2002 as included in the registrant's annual report on Form 10-K.

                                             /s/ Crowe Chizek and Company LLC

Oak Brook, Illinois
March 10, 2005

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